Exhibit 1.1

EXECUTION VERSION

3650 REIT COMMERCIAL MORTGAGE SECURITIES II LLC

3650R 2022-PF2 COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2022-PF2

Underwriting Agreement

Dated as of November 21, 2022

Deutsche Bank Securities Inc. 1 Columbus Circle New York, New York 10019	Credit Suisse Securities (USA) LLC 11 Madison Avenue New York, New York 10010
Citigroup Global Markets Inc. 390 Greenwich Street New York, New York 10013	Mischler Financial Group, Inc. 1111 Bayside Drive Corona Del Mar, California 92625

Ladies and Gentlemen:

3650 REIT Commercial Mortgage Securities II LLC, a Delaware limited liability company (the “Company”), proposes to cause the issuance of its 3650R 2022-PF2 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-PF2 (collectively, the “Certificates”), in multiple classes, under the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of November 1, 2022, between the Company, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (the “Master Servicer”), 3650 REIT Loan Servicing LLC, as special servicer (the “Special Servicer”), Computershare Trust Company, National Association, as trustee (in such capacity, the “Trustee”) and as certificate administrator (in such capacity, the “Certificate Administrator”), and Park Bridge Lender Services LLC, as operating advisor (in such capacity, the “Operating Advisor”) and asset representations reviewer (in such capacity, the “Asset Representations Reviewer”). The Certificates issued pursuant to the Pooling and Servicing Agreement will consist of the classes of Certificates specified on Schedule I hereto (collectively, the “Publicly Offered Certificates”) and the additional classes designated Class C, Class D, Class E-RR, Class F-RR, Class G-RR, Class J-RR, Class NR-RR, Class P and Class R. The Certificates in the aggregate will represent the entire beneficial ownership interest in a trust fund (the “Trust Fund”) primarily consisting of a segregated pool (the “Mortgage Pool”) of thirty-three (33) fixed-rate, commercial mortgage loans (the “Mortgage Loans”), each evidenced by one or more promissory notes secured by first mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee and/or leasehold estate of the related borrower in seventy-two (72) commercial and multifamily properties. The Mortgage Loans will be purchased by the Company from (i) 3650 Real Estate Investment Trust 2 LLC (“3650 REIT”) pursuant to the Mortgage Loan Purchase Agreement, dated as of November 30, 2022 (the “3650 REIT Mortgage Loan Purchase Agreement”), between the Company and 3650 REIT, (ii) German American Capital Corporation (“GACC”) pursuant to the Mortgage Loan Purchase Agreement, dated as of

November 30, 2022 (the “GACC Mortgage Loan Purchase Agreement”), between the Company and GACC, (iii) Citi Real Estate Funding Inc. (“CREFI”) pursuant to the Mortgage Loan Purchase Agreement, dated as of November 30, 2022 (the “CREFI Mortgage Loan Purchase Agreement”), between the Company and CREFI, and (iv) Column Financial, Inc. (“Column” and, together with 3650 REIT, GACC and CREFI, the “Mortgage Loan Sellers”) pursuant to the Mortgage Loan Purchase Agreement, dated as of November 30, 2022 (the “Column Mortgage Loan Purchase Agreement” and, together with the 3650 REIT Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement and the CREFI Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Company and Column, in each case in exchange for immediately available funds. Capitalized terms used but not defined herein shall have the respective meanings given to them in the Pooling and Servicing Agreement, as in effect on the Closing Date (as defined in Section 4(a) of this Agreement).

The Company proposes to publicly offer the Publicly Offered Certificates through the Underwriters from time to time, in negotiated transactions or otherwise at varying prices determined at the time of sale, plus, in certain cases, accrued interest, when, as and if issued. This Underwriting Agreement (this “Agreement”) is to confirm the arrangements with respect to the placement by Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), Credit Suisse Securities (USA) LLC (“Credit Suisse”) and Mischler Financial Group, Inc. (“Mischler” and, together with DBSI, CGMI and Credit Suisse, the “Underwriters”), severally and not jointly, of the Publicly Offered Certificates with investors.

The Company and 3650 REIT hereby acknowledge that 3650 REIT, as owner of a direct or indirect interest in the Company, will benefit from the transactions contemplated by this Agreement and that the Underwriters are unwilling to enter into this Agreement or the transactions contemplated hereby in the absence of the agreements of the Company and 3650 REIT set forth in this Agreement.

At or prior to the time when sales to purchasers of the Publicly Offered Certificates were first made, which: (a) was approximately 5:00 p.m. (Eastern Time) on November 21, 2022 with respect to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S and Class B Certificates (individually and collectively, subject to the last sentence of this paragraph, the “Time of Sale”), the Company had prepared or made available the following information (collectively, subject to the last sentence of this paragraph, the “Time of Sale Information”): (i) the Free Writing Prospectus (Structural and Collateral Term Sheet) dated November 9, 2022, the cover page of which is attached hereto as Annex A (the “Term Sheet”), (ii) the Preliminary Prospectus (as defined in Section 1(a) of this Agreement), (iii) any prospectus supplements specifically relating to the Publicly Offered Certificates that were filed with the Commission in accordance with Rule 424(h) under the Securities Act of 1933, as amended (the “Securities Act”) at least 48 hours prior to the initial Time of Sale (each, a “Pre-Pricing Supplement”), and (iv) each additional Free Writing Prospectus identified on (including by affixing the first page thereof as) Annex B hereto. “Free Writing Prospectus” means a “free-writing prospectus” as defined pursuant to Rule 405 under the Securities Act. If, subsequent to the date of this Agreement, the Company and the Underwriters (x) determine that such information included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (y) terminate their old purchase contracts and enter into new purchase contracts with investors in the Publicly Offered Certificates, then “Time of Sale Information” will refer to the information, including any information that corrects such material misstatements or omissions, conveyed to purchasers at the time of entry into the first such new purchase contract (“Corrective Information”) and “Time of Sale” will refer to the time and date on which such new purchase contracts were entered into.

1.                  The Depositor, 3650 REIT and the Underwriters agree as follows. The Depositor hereby appoints the Underwriters to act as placement agents in connection with the offer and sale of the Publicly Offered Certificates in accordance with the terms hereof, and the Underwriters hereby accept such appointment in accordance with the terms hereof. The Depositor agrees to pay each Underwriter the allocable portion, with respect to the Publicly Offered Certificates, of the placement fee set forth for such Underwriter in the engagement letter, dated October 24, 2022 (the “Engagement Letter”), entered into by DBSI and 3650 REIT. Subject to the terms and conditions hereof and in reliance on the representations and warranties herein set forth, the Depositor agrees to sell or cause to be sold the Publicly Offered Certificates and the Underwriters agree, severally and not jointly, to use their respective best efforts to (i) solicit offers to purchase the Publicly Offered Certificates on behalf of the Depositor from time to time in negotiated transactions at various prices to be determined at the time of the sale and (ii) provide customary facilitation of the offering and sale of the Publicly Offered Certificates in global form through the facilities of the Depository Trust Company (“DTC”); provided, however, that the Underwriters shall have no liability to the Depositor in connection with any failure of an investor to consummate a sale for any reason. In connection with acting as placement agents hereunder, the Underwriters shall have the right (but no obligation) to purchase the Publicly Offered Certificates and resell the Publicly Offered Certificates pursuant to the terms of this Agreement. In the event the Publicly Offered Certificates are irrevocably placed with investors (pursuant to a binding agreement) and the Underwriters have received the necessary purchase price from an investor, in each case as determined by the Underwriters in their sole discretion, on the Closing Date, the Underwriters shall purchase such Publicly Offered Certificates from the Depositor and resell them to investors; provided, however, that the Underwriters shall have no liability to the Depositor in connection with any failure of an investor to consummate a sale for any reason. Each of the Depositor and each Underwriter agrees that, as to any and all of the Publicly Offered Certificates that either Underwriter purchases and resells or with respect to which an Underwriter arranges the sale pursuant to this Agreement, such Publicly Offered Certificates will be purchased, resold or sold, as the case may be, by such Underwriter in reliance on, among other things, the agreements, representations, warranties and covenants of the Depositor contained herein and on the terms and conditions and in the manner provided for herein. The Depositor will have the sole right to accept or reject any or all offers presented by either Underwriter in the sole and absolute discretion of the Depositor. The Depositor shall direct the Underwriters to remit the aggregate purchase price for the Publicly Offered Certificates placed pursuant hereto to accounts specified by 3650 REIT, which will be receiving such amounts as partial consideration for the sale of the Mortgage Loans to the Depositor. For the avoidance of doubt, neither Underwriter shall have any obligation under this Agreement with respect to the offer and sale of any Classes of Certificates other than the Publicly Offered Certificates.

2.                  Each of the Company and 3650 REIT represents and warrants to, and agrees with, each of the Underwriters that:

(a)               A registration statement on Form SF-3 (Commission File No. 333-255181), relating to the Publicly Offered Certificates and the offering thereof from time to time in accordance with Rule 415 under the Securities Act, has been filed with the Securities and Exchange Commission (the “Commission”) and such registration statement, as amended, has become effective. The Company also has prepared and filed with the Commission a preliminary prospectus specifically relating to the Publicly Offered Certificates (the “Preliminary Prospectus”), in accordance with Rule 424(h) and Rule 430D under the Securities Act. The Company also has filed with, or proposes to file with, the Commission pursuant to Rule 424(b) under the Securities Act a prospectus specifically relating to the Publicly Offered Certificates (the “Prospectus”). The Company also has filed with, or proposes to file with, the Commission pursuant to Item 1111(h) and Item 1125 of Regulation AB under the Securities Act a Form ABS-EE (together with the exhibits thereto) with respect to each of the Preliminary Prospectus and the Prospectus, specifically relating to the Publicly Offered Certificates (the “Form ABS-EE”). Such registration statement, as amended at the time when it became effective, or if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, is hereinafter referred to as the “Registration Statement.” Any reference in this Agreement to the Registration Statement used in connection with the offering of the Publicly Offered Certificates, the Preliminary Prospectus or the Prospectus shall, in each case, be deemed to refer to and include any exhibits thereto and the documents incorporated by reference therein pursuant to Item 10(a) or 10(d) of Form SF-3 under the Securities Act, as of the effective date of the Registration Statement or the date of the Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Preliminary Prospectus and the Prospectus shall be deemed to refer to and include any documents filed after the date the Registration Statement became effective, after the date of the Preliminary Prospectus or after the date of filing of the Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. No stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending or, to the Company’s knowledge, threatened by the Commission. The conditions to the use by the Company of a registration statement on Form SF-3 under the Securities Act, as set forth in the General Instructions to Form SF-3, have been satisfied or will be satisfied as of the date on which the Prospectus is required to be filed with the Commission pursuant to Rule 424(b) under the Securities Act with respect to the Registration Statement and the Prospectus. There is no request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information. There has been no notification with respect to the suspension of the qualification for sale of the Publicly Offered Certificates for sale in any jurisdiction or any proceeding for such purpose having been instituted or threatened;

(b)               As of its effective date or deemed effective date pursuant to Rule 430D under the Securities Act (the “Effective Date”), the Registration Statement conformed in all material respects to the requirements of the Securities Act, the Exchange Act, where applicable, and the rules and regulations of the Commission under the Securities Act or the Exchange Act (the “Rules and Regulations”), as applicable, and did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any Underwriter Information or Other Transaction Participant Information (each as defined below);

(c)               As of the date of the Preliminary Prospectus (or such later date of any Pre-Pricing Supplement), the Preliminary Prospectus conformed in all material respects to the requirements of the Securities Act, the Exchange Act and the Rules and Regulations, and such document did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (i) the absence of pricing or price dependent information or (ii) any Underwriter Information or Other Transaction Participant Information;

(d)               As of the date of the Prospectus and as of the Closing Date, the Prospectus will conform in all material respects to the requirements of the Securities Act, the Exchange Act and the Rules and Regulations, and such document does not include, and will not include, any untrue statement of a material fact and does not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any Underwriter Information or Other Transaction Participant Information;

(e)               The documents (other than any Form ABS-EE filed prior to the Closing Date) incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, as applicable, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder, and any further documents so filed and incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder; provided, however, that neither the Company nor 3650 REIT makes any representations, warranties or agreements as to (A) the information contained in the Time of Sale Information, the Registration Statement or the Prospectus or any revision or amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter on behalf of itself or the other Underwriters specifically for use in connection with the preparation of the Time of Sale Information, the Registration Statement or the Prospectus or any revision or amendment thereof or supplement thereto (the “Underwriter Information”), (B) any information contained in or omitted from the portions of the Time of Sale Information, the Registration Statement or the Prospectus for which the Mortgage Loan Sellers have agreed to indemnify the Underwriters pursuant to the respective Indemnification Agreements, each dated as of the same date as this Agreement, between each Mortgage Loan Seller, respectively, the Underwriters, the Company and any other party thereto (the “Mortgage Loan Seller Information”), (C) any information contained in or omitted from the portions of the Time of Sale Information, the Registration Statement or the Prospectus for which the Master Servicer has agreed to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of the same date as this Agreement, between the Master Servicer, the Underwriters, the Company and any other party thereto (the “Master Servicer Information”), (D) any information contained in or omitted from the portions of the Time of Sale Information, the Registration Statement or the Prospectus for

which the Special Servicer has agreed to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of the same date as this Agreement, between the Special Servicer, the Underwriters, the Company and any other party thereto (the “Special Servicer Information”), (E) any information contained in or omitted from the portions of the Time of Sale Information, the Registration Statement or the Prospectus for which the Operating Advisor and Asset Representations Reviewer have agreed to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of the same date as this Agreement, between the Operating Advisor and Asset Representations Reviewer, the Underwriters, 3650 REIT, the Company and any other party thereto (the “Operating Advisor and Asset Representations Reviewer Information”), or (F) any information contained in or omitted from the portions of the Time of Sale Information, the Registration Statement or the Prospectus for which the Certificate Administrator or the Trustee has agreed to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of the same date as this Agreement, between the Certificate Administrator, the Trustee, the Underwriters, the Company and any other party thereto (the “Certificate Administrator and Trustee Information” and, collectively with the Mortgage Loan Seller Information, the Master Servicer Information, the Special Servicer Information and the Operating Advisor and Asset Representations Reviewer Information, the “Other Transaction Participant Information”) (the indemnification agreements referred to in the foregoing clauses (B) through (F), the “Indemnification Agreements”). The parties acknowledge and agree that the Underwriter Information shall consist solely of (i) the first sentence of the penultimate paragraph on the cover page of each of the Preliminary Prospectus and the Prospectus and (ii) the first and third sentences of the fourth paragraph and the ninth paragraph under the section “Method of Distribution (Conflicts of Interest)” in each of the Preliminary Prospectus and the Prospectus; and that none of the Underwriters have furnished any Underwriters’ Information to the Company expressly for use in any Issuer Free Writing Prospectus;

(f)                Since the date as of which information is given in the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement) or the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or 3650 REIT or any of their subsidiaries or any material adverse change, or any development involving a change, that would have a material adverse effect on the ability of the Company or 3650 REIT to perform its obligations under this Agreement, the Pooling and Servicing Agreement or any Mortgage Loan Purchase Agreement;

(g)               The Time of Sale Information did not at the Time of Sale, does not and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to (i) the absence of pricing or price dependent information or (ii) any Underwriter Information or Other Transaction Participant Information. The parties acknowledge that none of the Underwriters has furnished any Underwriter Information to the Company expressly for use in the Time of Sale Information other than Underwriter Information contained in the Preliminary Prospectus;

(h)               The Company (including its agents and representatives other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not make, use, prepare, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Publicly Offered Certificates other than (i) the Prospectus and the Preliminary Prospectus, (ii) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (iii) any supplement to the Preliminary Prospectus that may be required to be filed with the Commission under Rule 424(h)(2) under the Securities Act, (iv) the Term Sheet and (v) each other written communication of the Company or its agents and representatives approved by the Underwriters either in writing in advance or in any other manner mutually agreed by the Underwriters and the Company (each such communication referred to in clause (iv) and this clause (v) constituting an “issuer free writing prospectus”, as defined in Rule 433(h) under the Securities Act, being referred to herein as an “Issuer Free Writing Prospectus”). Each such Issuer Free Writing Prospectus conformed or, if used after the date hereof, will conform, in all material respects with the Securities Act and the rules and regulations promulgated thereunder, has been filed or will be filed in accordance with Section 11 (to the extent required thereby) and did not at the Time of Sale, does not and at the Closing Date will not, contain any untrue statement of a material fact or (when read in conjunction with the other Time of Sale Information) omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to (i) the absence of pricing or price dependent information or (ii) any Underwriter Information or Other Transaction Participant Information. The parties acknowledge that none of the Underwriters has furnished any Underwriter Information to the Company expressly for use in any Issuer Free Writing Prospectus;

(i)                 The Company has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has all requisite power and authority (limited liability company and other, including, without limitation, all material licenses, certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies) to own its properties and to conduct its business as now conducted by it and as described in the Prospectus, and is duly qualified as a foreign limited liability company in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company or its execution and performance of the terms of this Agreement, the Pooling and Servicing Agreement or any Mortgage Loan Purchase Agreement;

(j)                 This Agreement has been duly authorized, executed and delivered by the Company and will constitute valid and legally binding obligations of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity, and except that the enforcement of rights with respect to indemnification and contribution obligations may be limited by applicable law or considerations of public policy;

(k)               At the Time of Delivery, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements will have been duly authorized, executed and delivered by the Company and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity;

(l)                 When the Publicly Offered Certificates are issued, executed, authenticated and delivered pursuant to this Agreement and the Pooling and Servicing Agreement, the Publicly Offered Certificates will have been duly authorized, executed, authenticated, issued and delivered, fully paid and nonassessable and will be entitled to the benefits of the Pooling and Servicing Agreement; and the Publicly Offered Certificates and the Pooling and Servicing Agreement will conform to the descriptions thereof in the Prospectus;

(m)             The issue and sale or other delivery of the Certificates, the compliance by the Company with all of the provisions of this Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements, and the consummation of the transactions herein and therein contemplated, (1) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (2) will not result in any violation of the provisions of the certificate of formation or the limited liability company agreement of the Company or any statute, rule or regulation or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, or any of its properties, and (3) except as contemplated by the Pooling and Servicing Agreement, will not result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets pursuant to the terms of any such indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument referred to in the immediately preceding clause (1). No consent, approval, authorization, order, filing, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company, or any of its properties, is required for the authorization, issue and sale of the Publicly Offered Certificates or the consummation by the Company of the other transactions contemplated by this Agreement, the Pooling and Servicing Agreement or the Mortgage Loan Purchase Agreements except such as have been obtained under the Securities Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “blue sky” laws in connection with the purchase and offering of the Publicly Offered Certificates by the Underwriters;

(n)               The statements set forth in the Prospectus under the caption “Description of the Certificates,” insofar as they purport to constitute a summary of the terms of the Publicly Offered Certificates and insofar as they purport to describe the provisions of the documents referred to therein, are accurate, in all material respects;

(o)               Other than as set forth or contemplated in the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) or in the Prospectus, there are no legal or governmental actions, proceedings or investigations pending to which the Company is a party or to which the Company or any property of the Company is subject that are required to be described in the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) or the Prospectus or that, if determined adversely to the Company, would individually or in the aggregate (i) have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, properties or prospects of the Company, and, to the best of the Company’s knowledge, no such actions, proceedings or investigations are threatened or contemplated by governmental authorities or threatened by others, (ii) invalidate this Agreement, the Pooling and Servicing Agreement, any Mortgage Loan Purchase Agreement or the Certificates, (iii) prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement or any Mortgage Loan Purchase Agreement, (iv) materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability against the Company of, this Agreement, the Pooling and Servicing Agreement, any Mortgage Loan Purchase Agreement or the Certificates or (v) adversely affect the federal income tax attributes of the Publicly Offered Certificates described in the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) or the Prospectus;

(p)               At the Time of Delivery, the Company will own all right, title and interest in and to the Mortgage Loans transferred to it by the Mortgage Loan Sellers, free and clear of any lien, mortgage, pledge, charge, security interest, adverse claim or other encumbrance;

(q)               At the Time of Delivery, the Company will have full power and authority to sell and deliver all of its right, title and interest in and to the Mortgage Loans to the Trustee under the Pooling and Servicing Agreement and, at the Time of Delivery, will have duly authorized such assignment and delivery to the Trustee by all necessary action;

(r)                At the Time of Delivery, the Company will have duly and validly assigned and delivered all of its right, title and interest in and to the Mortgage Loans to the Trustee;

(s)                Any taxes, fees and other governmental charges in connection with the execution, delivery and performance of this Agreement, the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements and the Publicly Offered Certificates will have been paid at or prior to the Time of Delivery;

(t)                 Neither the Company nor the Trust Fund is, and neither the sale of the Publicly Offered Certificates in the manner contemplated by the Prospectus nor the activities of the Trust Fund pursuant to the Pooling and Servicing Agreement will cause the Company or the Trust Fund to be (i) required to be registered as an “investment company” or (ii) under the control of an “investment company”, in the case of clauses (i) and (ii), as such terms are defined under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Trust Fund is not required to be registered under the Investment Company Act in reliance on Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act. The Trust Fund was structured so as not to constitute a “covered fund” for purposes of the regulations adopted to implement Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act;

(u)               There are no contracts, indentures or other documents of a character required by the Securities Act or by the rules and regulations thereunder to be described or referred to in the Registration Statement, the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described or referred to therein or so filed or incorporated by reference as exhibits thereto;

(v)               Under generally accepted accounting principles and for federal income tax purposes, the Company will report the transfer of the Mortgage Loans to the Trustee in exchange for the Certificates and the placement of the Publicly Offered Certificates through the Underwriters pursuant to this Agreement as a sale of the interest in the Mortgage Loans evidenced by the Publicly Offered Certificates;

(w)             The consideration received by the Company upon the placement of the Publicly Offered Certificates through the Underwriters will constitute reasonably equivalent value and fair consideration for the Publicly Offered Certificates. The Company will be solvent at all relevant times prior to, and will not be rendered insolvent by, the placement of the Publicly Offered Certificates through the Underwriters. The Company is not placing the Publicly Offered Certificates through the Underwriters with any intent to hinder, delay or defraud any of the creditors of the Company;

(x)               Neither the Company nor 3650 REIT has relied on the Underwriters for any tax, regulatory, accounting or other advice with respect to compliance with or registration under any statute, rule or regulation of any governmental, regulatory, administrative or other agency or authority. Each of the Company and 3650 REIT acknowledges and agrees that: (i) the terms of this Agreement and the offering (including the price of the Publicly Offered Certificates) were negotiated at arm’s length between sophisticated parties represented by counsel; (ii) no fiduciary, advisory or agency relationship between the Company or 3650 REIT, on the one hand, and any Underwriter, on the other, has been or will be created as a result of any of the transactions contemplated by this Agreement, irrespective of whether any Underwriter has advised or is advising the Company on other matters; (iii) the Underwriters’ obligations to the Company or 3650 REIT in respect of the offering, and the purchase, sale or placement, of the Publicly Offered Certificates are set forth in this Agreement in their entirety; (iv) each of the Company and 3650 REIT has obtained such legal, tax, accounting and other advice as it deems appropriate with respect to this Agreement and the transactions contemplated hereby and other activities undertaken in connection therewith, and it is not relying on the Underwriters with respect to any such matters; and (v) neither the Company nor 3650 REIT will claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or 3650 REIT in connection with the transactions contemplated hereby or the process leading thereto;

(y)               The Company is not, and on the date on which the first bona fide offer of the Publicly Offered Certificates is made (within the meaning of Rule 164(h)(2) under the Securities Act) will not be, an “ineligible issuer,” as defined in Rule 405 under the Securities Act;

(z)               The Company or an affiliate thereof has executed and delivered a written representation to each Rating Agency that it will take the actions specified in paragraphs (a)(3)(iii)(A) through (E) of Rule 17g-5 under the Exchange Act (“Rule 17g-5”), and the Company or such affiliate thereof has complied, and will hereafter comply, with each such representation;

(aa)            Neither the Company nor any affiliate thereof has obtained (and, through and including the Closing Date, none of them will obtain) any third party due diligence report contemplated by Rule 15Ga-2 under the Exchange Act (each, a “Due Diligence Report”) in connection with the transactions contemplated by this Agreement and the Prospectus other than the agreed-upon procedures reports (such reports, together, the “Accountants’ Third-Party Due Diligence Report”) obtained from Ernst & Young LLP (the “Accounting Firm”), which was engaged to provide (1) procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans and (2) operating statement comparison and recalculation procedures, historical occupancy comparison procedures, cashflow reimbursement comparison procedures, supporting expense comparison and recalculation procedures, lease expiration and termination comparison procedures and underwritten cashflow comparison and recalculation procedures, in each case involving information set forth in the ASRs, Underwritten Rent Rolls and Underwriting Files (as applicable) for the various Mortgage Loans; and, except for the Accounting Firm with respect to the Accountants’ Third-Party Due Diligence Report, neither the Company nor 3650 REIT has employed (and, through and including the Closing Date, will not employ) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act (“Due Diligence Services”) in connection with the transactions contemplated by this Agreement and the Prospectus. The Accounting Firm has consented to the use of the Accountants’ Third-Party Due Diligence Report in the preparation of a Form 15G (as defined below) furnished on EDGAR as required by Rule 15Ga-2 under the Exchange Act (“Rule 15Ga-2”);

(bb)           The Company (A) prepared a report on Form ABS-15G (a “Form 15G”) containing the findings and any conclusions of the Accountants’ Third-Party Due Diligence Report and meeting all other requirements of that Form 15G and Rule 15Ga-2; (B) provided a copy of the final draft of such Form 15G to the Underwriters (provided that such Underwriter has been identified to the Company by the Accounting Firm as a “Specified Party”) at least five (5) business days before the date hereof; and (C) furnished such Form 15G to the Commission on EDGAR at least five (5) business days before the date hereof as required by Rule 15Ga-2;

(cc)            The certification on Form ABS Due Diligence-15E (a “Form 15E”) received by the Company from the Accounting Firm in connection with the Due Diligence Services provided by the Accounting Firm was posted promptly after receipt on the Company’s Rule 17g-5 website as required by Rule 17g-5, and the Company has not received any other Form 15E from any party;

(dd)           At the Closing Date, each of the representations and warranties of the Company set forth in the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements will be true and correct in all material respects; and

(ee)            With respect to the securitization transaction involving the issuance of the Certificates, (i) the Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class NR-RR Certificates (collectively, the “HRR Certificates”) together constitute an “eligible horizontal residual interest” within the meaning of Regulation RR; (ii) 3650 REIT is the “retaining sponsor” within the meaning of Regulation RR; (iii) 3650 REIT shall satisfy its obligations under Regulation RR to retain a retain an economic interest in the credit risk of the securitized assets through its purchase (or the purchase by its “majority-owned affiliate” within the meaning of Regulation RR) of the HRR Certificates and retention thereof in accordance with Section 4(a)(2)

and Section 12 of Regulation RR, subject to such authority as 3650 Real Estate Investment Trust 2 LLC may have under Regulation RR to transfer the HRR Certificates to a “third party purchaser” (within the meaning of Regulation RR) at any time after November 18, 2026 if all applicable provisions under Regulation RR are satisfied; (iv) the section of the Preliminary Prospectus titled “Credit Risk Retention” satisfies the disclosure requirements of Section 4(c)(1)(i) of Regulation RR; and (v) within a reasonable time after the Closing Date, 3650 REIT, or the Company on its behalf, shall have satisfied the disclosure requirements of Section 4(c)(1)(ii) of Regulation RR.

3.                  Each Underwriter represents and warrants to, and agrees with, the Company, that:

(a)               It has not offered, sold or otherwise made available, and will not offer, sell or otherwise make available, any Publicly Offered Certificates to any EEA Retail Investor in the European Economic Area. For the purposes of this Section 3(a), (i) the expression “EEA Retail Investor” means a person who is one (or more) of the following: (A) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (B) a customer within the meaning of Directive (EU) 2016/97, as amended, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (C) not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129, as amended; and (ii) the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offer and the Publicly Offered Certificates to be offered so as to enable an investor to decide to purchase or subscribe for the Publicly Offered Certificates;

(b)               It has not offered, sold or otherwise made available, and will not offer, sell or otherwise make available, any Publicly Offered Certificates to any UK Retail Investor in the United Kingdom (“UK”). For the purposes of this Section 3(b), (i) the expression “UK Retail Investor” means a person who is one (or more) of the following: (A) a retail client as defined in point (8) of Article 2 of Commission Delegated Regulation (EU) 2017/565, as it forms part of UK domestic law by virtue of the European Union (Withdrawal) Act 2018 (as amended, “EUWA”), and as amended; (B) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000, as amended (“FSMA”) and any rules or regulations made under the FSMA (as such rules and regulations may be amended) to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014, as it forms part of UK domestic law by virtue of the EUWA, and as amended, or (C) not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129, as it forms part of UK domestic law by virtue of the EUWA, and as amended, and (ii) the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offer and the Publicly Offered Certificates to be offered so as to enable an investor to decide to purchase or subscribe for the Publicly Offered Certificates;

(c)               It has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the “FSMA”) received by it in connection with the issue or sale of the Publicly Offered Certificates in circumstances in which Section 21(1) of the FSMA does not apply to the Company or the Trust;

(d)               It has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Publicly Offered Certificates in, from or otherwise involving the UK;

(e)               It has not, directly or indirectly, offered or sold and will not, directly or indirectly, offer or sell any Publicly Offered Certificates in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law of Japan, as amended, and any other relevant laws, regulations and ministerial guidelines of Japan;

(f)                It (y) has not offered or sold and will not offer or sell in Hong Kong, by means of any document, any Publicly Offered Certificates (if they are not a “structured product” as defined in the Securities and Futures Ordinance (Cap. 571 of the laws of Hong Kong) (the “SFO”) other than (a) to “professional investors” as defined in the SFO and any rules or regulations made under the SFO; or (b) in other circumstances which do not result in the document constituting a “prospectus” as defined in the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Cap. 32 of the laws of Hong Kong) or which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 622 of the laws of Hong Kong); and (z) has not issued or distributed or had in its possession for the purposes of issue or distribution, and will not issue or distribute or have in its possession for the purposes of issue or distribution, whether in Hong Kong or elsewhere, any advertisement, invitation or document relating to the Publicly Offered Certificates, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to Publicly Offered Certificates which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the SFO and any rules or regulations made under the SFO;

(g)               It has not directly or indirectly issued, circulated or distributed the Preliminary Prospectus, Prospectus or any other documents or materials in connection with the offer or sale, or invitation for subscription or purchase, of the Publicly Offered Certificates, nor has it offered or sold, or made the subject of an invitation for subscription or purchase, the Publicly Offered Certificates, whether directly or indirectly, to persons in Singapore other than to an Institutional Investor (as defined in Section 4A(1)(C) of the Securities and Futures Act (Cap. 289) of Singapore (the “SFA”) (“Institutional Investor”)) pursuant to Section 304 of the SFA;

(h)               It has not offered or sold any Publicly Offered Certificates in the People’s Republic of China (excluding Hong Kong, Macau and Taiwan, the “PRC”) by means of the Preliminary Prospectus, Prospectus or any other document, provided that the Certificates may be available for purchase by investors resident in the PRC from outside the PRC, and it has not distributed or published the Preliminary Prospectus, Prospectus or any advertisement or other offering material in the PRC except under circumstances that will result in compliance with any applicable laws and regulations;

(i)                 It has not offered, sold or delivered any Publicly Offered Certificates, directly or indirectly, or offered or sold any Publicly Offered Certificates to any person for re-offering or resale, directly or indirectly in Korea or to any resident of Korea except pursuant to the Financial Investment Services and Capital Markets Act and the decrees and regulations thereunder, the Foreign Exchange Transaction Law and regulations thereunder and any other applicable laws, regulations and ministerial guidelines in Korea;

(j)                 It has not sold, and will not sell, Publicly Offered Certificates in Canada except to purchasers purchasing, or deemed to be purchasing, as principal that are Accredited Investors, as defined in National Instrument 45-106 Prospectus Exemptions or Subsection 73.3(1) of the Securities Act (Ontario), and are Permitted Clients, as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations;

(k)               It has not provided, as of the date of this Agreement, and covenants with the Company that it will not provide, on or prior to the Closing Date, to any Rating Agency or other “nationally recognized statistical rating organization” (within the meaning of the Exchange Act), any information, written or oral, relating to the Trust Fund, the Certificates, the transactions contemplated by this Agreement or the Pooling and Servicing Agreement or any other information, that could be reasonably determined to be relevant to determining an initial credit rating for the Certificates (as contemplated by Rule 17g-5(a)(3)(iii)(C)), without the prior consent of the Company;

(l)                 It will not provide to any Rating Agency or other “nationally recognized statistical rating organization” (within the meaning of the Exchange Act), any information, written or oral, relating to the Trust Fund, the Certificates, the transactions contemplated by this Agreement or the Pooling and Servicing Agreement or any other information, that could be reasonably determined to be relevant to undertaking credit rating surveillance for the Certificates (as contemplated by Rule 17g-5(a)(iii)(3)(D)), without the prior consent of the Company;

(m)             Except for the Accountants’ Third-Party Due Diligence Report, such Underwriter has not obtained (and, through and including the Closing Date, will not obtain) any Due Diligence Report in connection with the offering contemplated hereby and the Prospectus; and, except for the Accounting Firm with respect to the Accountants’ Third-Party Due Diligence Report, such Underwriter has not employed (and, through and including the Closing Date, will not employ) any third party to engage in any activity that constitutes Due Diligence Services, and has not received a Form 15E from any party, in connection with the transactions contemplated by this Agreement and the Prospectus; and

(n)               It has not, and will not, enter into any contract for the sale of any Publicly Offered Certificates (i) less than three business days after the filing of the Preliminary Prospectus, (ii) less than 48 hours after the date of the filing of any supplement to the Preliminary Prospectus with the Commission in accordance with Rule 424(h)(2) under the Securities Act, and (iii) less than five business days after the furnishing by the Company to the Commission, pursuant to Section 1(cc) of this Agreement, of the Form ABS-15G for the Accountants’ Third-Party Due Diligence Report.

4.              (a)  The Publicly Offered Certificates to be placed by the Underwriters will be represented by one or more definitive global Certificates in book-entry form, which will be deposited by or on behalf of the Company with DTC or its designated custodian. The Company will deliver such Certificates to each Underwriter, acting on behalf of the purchasers of the applicable Publicly Offered Certificates, by causing DTC to credit such Certificates to the respective accounts of the Underwriters at DTC. The Company will cause the certificates representing such Certificates to be made available to the Underwriters for checking at least twenty-four hours prior to the Time of Delivery at an office designated by the Underwriters (the “Designated Office”). The time and date of such delivery and payment shall be 10:00 a.m., New York City time, on November 30, 2022, or such other time and date as the Underwriters and the Company may agree upon in writing. Such time and date are herein called the “Time of Delivery” and such date is herein called the “Closing Date.”

(b)               The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 of this Agreement, including the cross-receipt for the Publicly Offered Certificates and any additional documents requested by the Underwriters pursuant to Section 7(v) of this Agreement, will be delivered at the offices of Cadwalader, Wickersham & Taft LLP (“CWT”) at 200 Liberty Street, New York, New York 10281 (the “Closing Location”), and the Publicly Offered Certificates will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. “Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5.                  The Company agrees with each of the Underwriters:

(a)               If required, to file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b) under the Securities Act not later than the applicable time specified therein by means reasonably calculated to result in filing with the Commission pursuant to such rule. The Company will advise the Underwriters promptly of any such filing pursuant to and within the time frames set forth in Rule 424(b). Subject to Section 11 of this Agreement, the Company will cause each Issuer Free Writing Prospectus to be transmitted for filing pursuant to Rule 433 under the Securities Act by means reasonably calculated to result in filing with the Commission pursuant to said rule;

(b)               Not to make any amendment or supplement to the Registration Statement, the Preliminary Prospectus or the Prospectus as amended or supplemented prior to the Closing Date, or to prepare, use, authorize, approve, refer to or file any Issuer Free Writing Prospectus, without furnishing the Underwriters with a copy of the proposed form thereof and providing the Underwriters with a reasonable opportunity to review the same; and to advise the Underwriters, promptly after it receives notice thereof, of the issuance of any stop order by the Commission, of the suspension of the qualification of any of the Publicly Offered Certificates for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Preliminary Prospectus or the Prospectus as amended or supplemented or for additional information; and, in the event of the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to the Publicly Offered Certificates or suspending any such qualification, to use promptly its best efforts to obtain withdrawal of such order;

(c)               Promptly from time to time to take such action as the Underwriters may reasonably request in order to qualify the Publicly Offered Certificates for offering and sale under the securities laws of such states as the Underwriters may request and to continue such qualifications in effect so long as necessary under such laws for the distribution of such Certificates; provided, that in connection therewith neither the Trust Fund nor the Company shall be required to qualify to do business, or to file a general consent to service of process in any jurisdiction; and provided, further, that the expense of maintaining any such qualification more than one year from the Closing Date with respect to the Publicly Offered Certificates shall be at the Underwriters’ expense;

(d)               To furnish without charge, to the extent the Company is reimbursed pursuant to the Mortgage Loan Purchase Agreements, the Underwriters with copies of the Registration Statement (including exhibits), copies of the Prospectus (as amended or supplemented), the Preliminary Prospectus (as amended or supplemented) and each Free Writing Prospectus (as amended or supplemented), and the Pooling and Servicing Agreement, in such quantities as the Underwriters may from time to time reasonably request; and if, before a period of 90 days shall have elapsed after the Closing Date, either (i) any event known to the Company shall have occurred as a result of which the Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) for any other reason of which the Company is aware it shall be necessary during such same period to amend or supplement the Prospectus, as amended or supplemented, to notify each Underwriter and upon their request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as each Underwriter may from time to time reasonably request an amendment or a supplement to the Prospectus which will correct such statement or omission; and at any time 90 days or more after the Closing Date, upon such Underwriter’s request, but at such Underwriter’s own expense, and if such Underwriter is required by law to deliver a prospectus in connection with sales of any Publicly Offered Certificates, to prepare and deliver to the Underwriter as many copies as such Underwriter may request of an amended or supplemented prospectus complying with the Securities Act;

(e)               To make generally available to holders of the Publicly Offered Certificates as soon as practicable, but in any event no later than eighteen months after the Closing Date, an earnings statement of the Company complying with Rule 158 under the Securities Act and covering a period of at least twelve consecutive months beginning after the Closing Date;

(f)                So long as any of the Publicly Offered Certificates are outstanding, to cause to be furnished or otherwise made available to the Underwriters copies of all reports or other communications (financial or other) furnished to holders of the Publicly Offered Certificates, and to deliver or otherwise make available or to cause to be delivered or otherwise made available to each Underwriter during such same period, (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission;

(ii) copies of each amendment to any of the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements; and (iii) such additional information concerning the business and financial condition of the Company or the Trust Fund as each Underwriter may from time to time reasonably request; and

(g)               Not to be or become, or allow the Trust Fund to be or become, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

6.                  The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the Commission’s filing fees with respect to the Publicly Offered Certificates; (ii) the fees, disbursements and expenses of counsel and accountants for the Company in connection with the issuance of the Certificates and the related offering documents and all other expenses in connection with the preparation and printing of all amendments and supplements thereto and the mailing and delivery of copies thereof to the Underwriters and dealers; (iii) the cost of printing or producing this Agreement, the Pooling and Servicing Agreement, any Mortgage Loan Purchase Agreement, any “blue sky” memorandum or supplement and any term sheets, computational materials, any Issuer Free Writing Prospectus, the Preliminary Prospectus, any Pre-Pricing Supplement, the Prospectus and any other document produced in connection with the offering, sale and delivery of the Publicly Offered Certificates and all amendments and supplements thereto and the mailing and delivery of copies thereof to the Underwriters and dealers; (iv) all expenses in connection with the qualification of the Publicly Offered Certificates for offering and sale under state securities laws as provided in Section 5(c) of this Agreement, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any “blue sky” memorandum or supplement; (v) any fees charged by credit rating agencies for rating the Certificates and conducting ratings surveillance following the Closing Date; (vi) the upfront fees and expenses of the Trustee and the Certificate Administrator and of any agent of the Trustee and the Certificate Administrator, as applicable, and the reasonable fees and disbursements of counsel for the Trustee and the Certificate Administrator, as applicable, in connection with the execution and delivery of the Pooling and Servicing Agreement and the issuance of the Publicly Offered Certificates; (vii) the upfront fees and expenses of each of the Operating Advisor, the Asset Representations Reviewer, the Master Servicer and the Special Servicer and of any agent of the Operating Advisor, the Asset Representations Reviewer, the Master Servicer or the Special Servicer, as applicable, and the reasonable fees and disbursements of counsel for the Operating Advisor, the Asset Representations Reviewer, the Master Servicer or the Special Servicer, as applicable, in connection with the execution and delivery of the Pooling and Servicing Agreement and the issuance of the Publicly Offered Certificates; (viii) the cost of preparing the Certificates; (ix) all expenses and application fees incurred in connection with the application for the approval of all the Publicly Offered Certificates for book-entry transfer on the systems of DTC; (x) all expenses incurred in connection with any “road show” presentation to potential investors; (xi) the costs and expenses of the Company in connection with its purchase of the Mortgage Loans; (xii)  the reasonable fees and expenses of counsel to the Underwriters; and (xi) all other costs and expenses incident to the performance of the Company’s obligations hereunder that are not otherwise specifically provided for in this Section 6.

7.                  The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)               With respect to the several obligations of the Underwriters to purchase any Publicly Offered Certificates hereunder only, such Publicly Offered Certificates shall be the subject of irrevocable purchase agreements with investors and such investors shall have paid the purchase prices for their Publicly Offered Certificates in cash on the scheduled Closing Date to or as directed by the Underwriters, in each case as determined by the Underwriters in their sole discretion.

(b)               The Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements, the Indemnification Agreements and all of the other agreements identified in such agreements shall have been duly entered into by all of the respective parties;

(c)               CWT, special counsel to the Company, and in-house counsel to the Company shall each have furnished to the Underwriters its written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(d)               CWT, special counsel to the Company, shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) as of the Time of Sale and to the Prospectus as of the date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(e)               Counsel to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) as of the Time of Sale and to the Prospectus as of the date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(f)                Counsel for each Mortgage Loan Seller satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(g)               Counsel for each Mortgage Loan Seller satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) as of the Time of Sale and to the Prospectus as of the date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(h)               Counsel for the Master Servicer satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(i)                 Counsel for the Master Servicer satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) as of the Time of Sale and to the Prospectus as of the date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(j)                 Counsel for the Special Servicer satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(k)               Counsel for the Special Servicer satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) as of the Time of Sale and to the Prospectus as of the date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(l)                 Counsel for the Operating Advisor and Asset Representations Reviewer satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(m)             Counsel for the Operating Advisor and Asset Representations Reviewer satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) as of the Time of Sale and to the Prospectus as of the date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(n)               Counsel for the Certificate Administrator and Trustee satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(o)               Counsel for the Certificate Administrator and Trustee satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Prospectus (as supplemented by any Pre-Pricing Supplement(s)) as of the Time of Sale and to the Prospectus as of the date of the Prospectus and as of the Closing Date, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(p)               The independent accountants of the Company or other accountants acceptable to the Underwriters shall have furnished to the Underwriters a letter or letters, dated the date of this Agreement, and a letter or letters, dated the Closing Date, respectively, containing statements and information of the type customarily included in accountants’ “comfort letters” and “agreed upon procedures letters” with respect to certain financial and statistical information contained in the Preliminary Prospectus, any Pre-Pricing Supplement(s), the Term Sheet and the Prospectus, in each case as to such matters as the Underwriters may reasonably request and in form and substance satisfactory to the Underwriters;

(q)               Since the respective dates as of which information is given in the Time of Sale Information as of the Time of Sale or in the Prospectus as amended prior to the Time of Delivery, there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended prior to the Time of Delivery, the effect of which is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Publicly Offered Certificates on the terms and in the manner contemplated in the Time of Sale Information and the Prospectus as first amended or supplemented;

(r)                On or after the date of this Agreement, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or any material disruption in commercial banking or securities settlement or clearance services in the United States; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis or any change in the financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in this clause (iii) in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Publicly Offered Certificates on the terms and in the manner contemplated in the Time of Sale Information and the Prospectus;

(s)                The Company shall have furnished or caused to be furnished to the Underwriters at the Time of Delivery certificates of its officers satisfactory to the Underwriters as to the accuracy in all material respects of its representations and warranties herein at and as of such Time of Delivery, as to the performance of all of its obligations hereunder to be performed at or prior to such Time of Delivery and as to such other matters as the Underwriters may reasonably request;

(t)                 The Underwriters shall have received evidence satisfactory to them that the Publicly Offered Certificates are rated in the rating category or categories as indicated in the Time of Sale Information by the rating agency or agencies specified therein;

(u)               The Underwriters shall have received such further opinions, information, certificates and documents as the Underwriters may reasonably have requested, and all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto and thereto shall be in all material respects reasonably satisfactory in form and substance to the Underwriters and their counsel; and

(v)               The Registration Statement shall be effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission and the Prospectus and each Free Writing Prospectus required to be filed by the Company pursuant to Section 11 shall have been filed or transmitted for filing by means reasonably calculated to result in a filing with the Commission pursuant to Rule 424(b) or Rule 433 under the Securities Act, as applicable.

8.                  (a)  The Company shall indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, expenses, claims, damages or liabilities, joint or several (and will reimburse each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, for any legal fees and other expenses incurred in connection with any suit, action, investigation or proceeding, liability or any claim asserted, as such fees and expenses are incurred), to which such Underwriter, its affiliates, directors and officers and each person, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, expenses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement when such part became effective, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) any untrue statement or alleged untrue statement of any material fact contained in (1) the Preliminary Prospectus or any amendment or supplement thereto, (2) any other Time of Sale Information, (3) any Issuer Free Writing Prospectus or (4) any Issuer Information contained in any Underwriter Free Writing Prospectus, or the omission or alleged omission to state a material fact necessary to make the statements therein (in the case of clause (2) through (4) above, when read in conjunction with the other Time of Sale Information), in the light of the circumstances under which they were made, not misleading, which untrue statement or omission was not corrected by Corrective Information subsequently supplied by the Company or any Mortgage Loan Seller to such Underwriter at least one (1) Business Day prior to the Time of Sale (or in the case of any Corrective Information correcting information in the Preliminary Prospectus (as amended or supplemented), at least 48 hours (but, in any event, no less than one (1) Business Day) prior to the date of the Time of Sale) and, if such Corrective Information was so delivered, the subject loss, expenses, claim, damage or liability would not have resulted but for the fact that such Underwriter sold Publicly Offered Certificates to the person asserting such loss, expenses, claim, damage or liability without delivering to such person such Corrective Information prior to the Time of Sale; or (iv) any breach of a representation and warranty in Section 2(x), Section 2(y) or Section 2(ee); provided, however, that, in the case of clauses (i), (ii) and (iii) above, the Company shall not be liable in any such case to the extent that any such loss, expense, claim, damage or liability is caused by any such untrue statement or omission or alleged untrue statement or omission with respect to any Underwriter Information or Other Transaction Participant Information.

(b)               Each Underwriter shall, severally and not jointly, indemnify and hold harmless the Company and its affiliates, directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, expenses, claims, damages or liabilities to which the Company or its affiliates, directors or officers or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, may become subject, under the Securities Act, the Exchange Act or otherwise, but only insofar as such losses, expenses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) untrue statements or alleged untrue statements of a material fact, or omissions or alleged omissions to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the Underwriter Information with respect to such Underwriter; and (ii) untrue statements or alleged untrue statements of a material fact in any Underwriter Free Writing Prospectus prepared by or on behalf of such Underwriter or omission or alleged omission to state in such Underwriter Free Writing Prospectus a material fact required to be stated therein or necessary in order to make the statements therein (when read in conjunction with the Time of Sale Information), in the light of the circumstances under which they were made, not misleading, provided that no Underwriter shall be obligated to so indemnify and hold harmless the Company to the extent such losses, expenses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission with respect to any Issuer Information, or (B) information (other than the Underwriter Information) that is also contained in the Time of Sale Information.

(c)               Promptly after receipt by an indemnified party under subsection (a) or (b) of this Section 8 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under such subsection (a) or (b), as the case may be, except to the extent that such omission to notify materially prejudices the indemnifying party (in which case the indemnifying party will be relieved of its indemnification obligation only to the extent of any loss caused by the indemnified party’s failure to provide notice) and in no event relieves it of liability it may otherwise have to any indemnified party. Upon request of the indemnified party, the indemnifying party shall retain counsel reasonably satisfactory to the indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party) to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding as incurred. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party shall not be liable to such indemnified party under subsection (a) or (b) of this Section 8 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation and other than under the circumstances described in clauses (i) through (iii) of the next sentence. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to designate within a reasonable period of time counsel reasonably satisfactory to the indemnified party (in which case the fees and expenses shall be paid as incurred by the indemnifying party). In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. An indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld, conditioned or delayed). However, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing two sentences, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel for which the indemnifying party has agreed under this Section 8(c), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement (i) provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement and (ii) does not require or contain a statement as to, or an admission of, fault, culpability or failure to act by or on behalf of the indemnified party, without the consent of the indemnified party.

(d)               If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or Section 8(b) above in respect of any losses, expenses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Publicly Offered Certificates subject to this Agreement. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or the indemnified party failed to give the notice required under Section 8(c) of this Agreement, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, expenses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the placement of the Publicly Offered Certificates through the Underwriters (before deducting expenses) received by the Company bear to the total underwriting fees, discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information concerning the matter with respect to which the claim was asserted, and opportunity to correct or prevent such statement or omission and any other equitable considerations appropriate under the circumstances. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purposes) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute or deemed to contribute any amount in excess of the amount by which the total fees, purchase discounts and commissions received by such Underwriter in connection with the offering of the Publicly Offered Certificates exceeds the amount of damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligation under this Section 8(d) to contribute are several in proportion to their respective placement amounts and not joint. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

(e)               The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each affiliate, officer and director of any Underwriter and each person, if any, who controls such Underwriter within the meaning of the Securities Act; and the obligations of each Underwriter under this Section 8 shall be in addition to any liability which such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each affiliate, officer and director of the Company and to each Person, if any, who controls the Company within the meaning of the Securities Act.

(f)                The amount paid or payable by an indemnified party as a result of the losses, expenses, claims, damages or liabilities (or actions in respect thereof) referred to in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, which expenses the indemnifying party shall pay as and when incurred at the request of the indemnified party. In the event that any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party which received such payment shall promptly refund the amount so paid to the party which made such payment.

(g)               The respective indemnities, agreements, representations, warranties and other statements of the Company, 3650 REIT and the Underwriters as set forth in this Agreement shall remain in full force and effect, regardless of any investigations (or any statements as to the results thereof) made in connection with the issuance of the Publicly Offered Certificates by or on behalf of the Underwriters or any officer or director or controlling person of an Underwriter, the Company or 3650 REIT, or any officer, director or controlling person of the Company or 3650 REIT and shall survive delivery of and payment for the Publicly Offered Certificates. The provisions of Section 6, Section 10, Section 12(c), Section 22 and Section 23 of this Agreement and the indemnity and contribution agreements in this Section 8 shall survive the termination and cancellation of this Agreement.

(h)               Each Underwriter (the “Indemnifying Underwriter”) will indemnify and hold harmless the other Underwriters, each affiliate, officer and director of any such other Underwriter and each person, if any, who controls any such other Underwriter within the meaning of either the Securities Act or the Exchange Act (such indemnified parties, individually and collectively, the “Non-Indemnifying Underwriter”) from and against any and all losses, expenses, claims, damages or liabilities, joint or several, to which the Non-Indemnifying Underwriter becomes subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, common law or otherwise insofar as such losses, expenses, claims, damages or liabilities, (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact or the omission or alleged omission (when read in conjunction with the Time of Sale Information) to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading at the Time of Sale, contained in any Underwriter Free Writing Prospectus prepared by such Indemnifying Underwriter, (ii) any untrue statement or alleged untrue statement of a material fact regarding the Indemnifying Underwriter contained in the Underwriter Information or the omission or alleged omission to state therein a material fact required to be stated therein regarding the Indemnifying Underwriter or necessary to make the statements therein regarding the Indemnifying Underwriter, in the light of the circumstances under which they were made, not misleading, or (iii) the failure of such Indemnifying Underwriter, or any member of its selling group, to comply with any provision of Section 11 of this Agreement, and agrees to reimburse such Non-Indemnifying Underwriter, as incurred for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, except to the extent such losses, claims, damages or liabilities are caused by a misstatement or omission resulting from an error or omission in the Issuer Information which was not corrected by Corrective Information subsequently supplied by the Company or any Mortgage Loan Seller to such Underwriter at least one (1) Business Day prior to the Time of Sale (or in the case of any Corrected Supplement, at least 48 hours (but, in any event, no less than one (1) Business Day) prior to the date of the Time of Sale), or in any Other Transaction Participant Information. This agreement will be in addition to any liability that any Underwriter may otherwise have.

9.                  [Reserved.]

10.              If for any reason the Publicly Offered Certificates are not delivered by or on behalf of the Trustee as provided herein, other than by several Underwriters’ failure to comply with their obligations hereunder, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses, including reasonable fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the offer, sale and delivery of the

Publicly Offered Certificates, but the Company shall be under no further liability to any Underwriter with respect to such Certificates except as provided in Section 6, Section 8 and Section 12(c) of this Agreement.

11.              (a) The Underwriters may prepare and provide to prospective investors Free Writing Prospectuses (as defined below), or portions thereof, which the Company is required to file with the Commission in electronic format and will use reasonable efforts to provide to the Company such Free Writing Prospectuses, or portions thereof, in either Microsoft Word® or Microsoft Excel® format and not in a PDF, except to the extent that the Company, in its sole discretion, waives such requirements, subject to the following conditions (to which such conditions each Underwriter agrees (provided that no Underwriter shall be responsible for any breach of the following conditions by any other Underwriter)):

(i)                        Unless preceded or accompanied by the Prospectus, the Underwriters shall not convey or deliver any written communication to any person in connection with the initial offering of the Publicly Offered Certificates, unless such written communication (1) is made in reliance on Rule 134 under the Securities Act, (2) is made in reliance on Rule 172 under the Securities Act, (3) is the Time of Sale Information or the Prospectus or (4) constitutes a Free Writing Prospectus that does not constitute Time of Sale Information. The Underwriters shall not convey or deliver in connection with the initial offering of the Publicly Offered Certificates any materials in reliance on any “ABS informational and computational material,” as defined in Item 1101(a) of Regulation AB under the Securities Act (“ABS Informational and Computational Material”), in reliance upon Rules 167 and 426 under the Securities Act.

(ii)                        Each Underwriter shall deliver to the Company, no later than two business days prior to the date of first use thereof or such later date as may be agreed to by the Company that allows the Company to satisfy the requirements of Rule 433 under the Securities Act, (a) any Free Writing Prospectus that was prepared by or on behalf of such Underwriter (an “Underwriter Free Writing Prospectus”) and that contains any “issuer information,” as defined in Rule 433(h) under the Securities Act and footnote 271 of the Commission’s Securities Offering Reform Release No. 33-8591 (“Issuer Information”) (which the parties hereto agree includes, without limitation, Mortgage Loan Seller Information), and (b) any Free Writing Prospectus or portion thereof prepared by or on behalf of such Underwriter that contains only a description of the final terms of the Publicly Offered Certificates. Notwithstanding the foregoing, any Free Writing Prospectus that contains only ABS Informational and Computational Materials may be delivered by an Underwriter to the Company not later than the later of (A) two business days prior to the due date for filing of the Prospectus pursuant to Rule 424(b) under the Securities Act or such later date as may be agreed to by the Company or (B) the date of first use of such Free Writing Prospectus.

(iii)                        Each Underwriter represents and warrants to the Company that the Free Writing Prospectuses to be furnished to the Company by such Underwriter pursuant to Section 11(a)(ii) of this Agreement will constitute all Free Writing Prospectuses of the type described therein that were furnished to prospective investors by such Underwriter in connection with its offer and placement of the Publicly Offered Certificates.

(iv)                        Each Underwriter represents and warrants to the Company that each Free Writing Prospectus required to be provided by it to the Company pursuant to Section 11(a)(ii) of this Agreement did not, as of the Time of Sale, and will not as of the Closing Date, include any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein (when read in conjunction with the Time of Sale Information), in the light of the circumstances under which they were made, not misleading; provided however, that such Underwriter makes no representation to the extent such misstatements or omissions were the result of any inaccurate Issuer Information, Other Transaction Participant Information, which information was not corrected by Corrective Information subsequently supplied by the Company or any other party to the Pooling and Servicing Agreement or any Mortgage Loan Seller to such Underwriter within a reasonable period of time prior to the Time of Sale.

(v)                        The Company agrees to file with the Commission the following:

(A)             Any Issuer Free Writing Prospectus;

(B)              Any Free Writing Prospectus or portion thereof delivered by any Underwriter to the Company pursuant to Section 11(a)(ii) of this Agreement;

(C)              Any Free Writing Prospectus for which the Company or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Company or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating communications; and

(D)             Any ABS Informational and Computational Material that is not being treated as a Free Writing Prospectus.

(vi)                        Any Free Writing Prospectus required to be filed pursuant to Section 11(a)(v)(C) of this Agreement by the Company shall be filed with the Commission not later than the date of first use of the Free Writing Prospectus, except that:

(A)             Any Free Writing Prospectus or portion thereof required to be filed that contains only the description of the final terms of the Publicly Offered Certificates shall be filed by the Company with the Commission within two days of the later of the date such final terms have been established for all classes of Publicly Offered Certificates and the date of first use;

(B)              Any Free Writing Prospectus or portion thereof required to be filed that contains only ABS Informational and Computational Material shall be filed by the Company with the Commission not later than the later of the due date for filing the Prospectus relating to the Publicly Offered Certificates pursuant to Rule 424(b) under the Securities Act and two business days after the date of first use of such Free Writing Prospectus; and

(C)              Any Free Writing Prospectus required to be filed pursuant to Section 11(a)(v)(C) of this Agreement shall, if no payment has been made or consideration has been given by or on behalf of the Company for such Free Writing Prospectus or its dissemination, be filed by the Company with the Commission not later than four business days after the Company becomes aware of the publication, radio or television broadcast or other dissemination of such Free Writing Prospectus.

(vii)                        Each Underwriter (with the reasonable cooperation of the Company) shall file with the Commission, or provide to the Company at least 2 Business Days prior to the time such filing is required (and the Company shall file with the Commission), any Free Writing Prospectus (other than a Free Writing Prospectus required to be delivered to the Company pursuant to Section 11(a)(ii) of this Agreement) that is neither an Issuer Free Writing Prospectus nor contains Issuer Information and that is used or referred to by it and distributed by or on behalf of such Underwriter in a manner reasonably designed to lead to its broad, unrestricted dissemination not later than the date of the first use of such Free Writing Prospectus.

(viii)                        Notwithstanding the provisions of Section 11(a)(vii) of this Agreement, each Underwriter shall file, or cause to be filed, with the Commission any Free Writing Prospectus for which such Underwriter or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Company or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating written communications and for which no payment was made or consideration given by or on behalf of the Company or any other offering participant, not later than four business days after such Underwriter becomes aware of the publication, radio or television broadcast or other dissemination of such Free Writing Prospectus.

(ix)                        Notwithstanding the provisions of Sections 11(a)(v) (other than Section 11(a)(v)(C)), 11(a)(vii) and 11(a)(viii) of this Agreement: (A) neither the Company nor any Underwriter shall be required to file (1) any Free Writing Prospectus that does not contain substantive changes from or additions to a Free Writing Prospectus previously filed with the Commission, (2) any Free Writing Prospectus or portion thereof that contains a description of the Publicly Offered Certificates or the offering of the Publicly Offered Certificates which does not reflect the final terms thereof or (3) any Issuer Information contained in any Underwriter Free Writing Prospectus or Free Writing Prospectus of any other offering participant other than the Company, if such information is included or incorporated by reference in a prospectus or Free Writing Prospectus previously filed with the Commission that relates to the offering of the Publicly Offered Certificates; and (B) no Underwriter shall be required to file any Free Writing Prospectus to the extent that the information contained therein is included in a prospectus or Free Writing Prospectus previously filed that relates to the offering of the Publicly Offered Certificates.

(x)                        The Company and the Underwriters each agree that any Free Writing Prospectuses prepared by it shall contain the following legend, or substantially equivalent legend that complies with Rule 433 of the Securities Act:

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

(xi)                        In the event that the Company becomes aware that, as of the Time of Sale, the Preliminary Prospectus contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, the Company shall (i) notify the Underwriters thereof within one business day after discovery, (ii) prepare and deliver to the Underwriters a supplement to the Preliminary Prospectus that corrects the material misstatement or omission in the Preliminary Prospectus and that meets the requirements of Rule 424(h)(2) under the Securities Act (such supplement, a “Corrected Supplement”) and (iii) file such Corrected Supplement with the Commission in accordance with Rule 424(h) under the Securities Act. Upon receipt of such notice from the Company, the Underwriters shall:

(A)             Notify each investor in the Publicly Offered Certificates in a prompt fashion that any prior contract of sale with such investor has been terminated, and of such investor’s rights as a result of termination of such agreement;

(B)              Upon receipt of a copy of such Corrected Supplement from the Company, deliver, at least 48 hours prior to sending a new confirmation of sale to an investor in the Publicly Offered Certificates in accordance with Rule 15c2-8(b) under the Exchange Act, such Corrected Supplement to such investor;

(C)              Provide such investor with an opportunity to enter into a new contract of sale on the terms described in the Time of Sale Information (as updated by such Corrected Supplement); and

(D)             Comply with any other requirements for reformation of the original contract of sale, as described in Section IV.A.2.c of the Commission’s Securities Offering Reform Release No. 33-8591.

(xii)                        The Company and each Underwriter agree to retain all Free Writing Prospectuses that they have used and that are not required to be filed pursuant to this Section 11 for a period of three years following the initial bona fide offering of the Publicly Offered Certificates.

(xiii)                        (A) In the event that the Company becomes aware that, as of the Time of Sale, any Issuer Free Writing Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein (when read in conjunction with the Time of Sale Information), in the light of the circumstances under which they were made, not misleading (a “Defective Issuer Free Writing Prospectus”), the Company shall notify the Underwriters of such untrue statement or omission within one business day after discovery and the Company shall, if requested by the Underwriters, prepare and deliver to the Underwriters a Free Writing Prospectus that corrects the material misstatement or omission in the Defective Issuer Free Writing Prospectus (such corrected Issuer Free Writing Prospectus, a “Corrected Issuer Free Writing Prospectus”).

(B)              In the event that any Underwriter becomes aware that, as of the Time of Sale, any Underwriter Free Writing Prospectus delivered to an investor in any Publicly Offered Certificates contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein (when read in conjunction with the Time of Sale Information), in the light of the circumstances under which they were made, not misleading (together with a Defective Issuer Free Writing Prospectus, a “Defective Free Writing Prospectus”), such Underwriter shall notify the Company of such untrue statement or omission within one business day after discovery.

(C)              The Underwriters shall, if requested by the Company:

(1)               if the Defective Free Writing Prospectus was an Underwriter Free Writing Prospectus, prepare a Free Writing Prospectus that corrects the material misstatement in or omission from the Defective Free Writing Prospectus (together with a Corrected Issuer Free Writing Prospectus, a “Corrected Free Writing Prospectus”);

(2)               either (i) deliver the Corrected Free Writing Prospectus to each investor which received the Defective Free Writing Prospectus prior to entering into a contract of sale with such investor, clearly identifying or highlighting the Corrective Information, or (ii) deliver the Corrected Free Writing Prospectus to each investor that received the Defective Free Writing Prospectus and has entered into a contract of sale, clearly identifying or highlighting the Corrective Information;

(3)               notify such investor in a prominent fashion that the prior contract of sale with the investor has been terminated, and of the investor’s rights as a result of termination of such agreement;

(4)               provide such investor with an opportunity to affirmatively agree to purchase the Publicly Offered Certificates on the terms described in the Corrected Free Writing Prospectus; and

(5)               comply with any other requirements for reformation of the original contract of sale with such investor, as described in Section IV.A.2.c of Commission’s Securities Offering Reform Release No. 33-8591.

(D)             In the event that the Defective Free Writing Prospectus was an Issuer Free Writing Prospectus, and the Underwriters shall in good faith incur any costs to an investor in connection with the reformation of the contract of sale with the investor, the Company agrees to reimburse the Underwriters for such costs; provided that, before incurring such costs, the Underwriters first permit the Company access to the applicable investor and an opportunity to attempt to mitigate such costs through direct negotiation with such investor.

(xiv)                        Each Underwriter covenants with the Company that after the Prospectus is available such Underwriter shall not distribute any written information concerning the Publicly Offered Certificates to a prospective investor unless such information is preceded or accompanied by the Prospectus.

12.              (a)  Any Underwriter may terminate its obligations under this Agreement by notice to the Company at any time at or prior to the Time of Delivery if the sale of the Publicly Offered Certificates provided for herein is not consummated because of any failure or refusal on the part of the Company to comply with the terms of this Agreement or the absence of the fulfillment of any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement.

(b)               This Agreement shall be terminable by the Underwriters if at any time on or prior to the Time of Delivery: (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or the Trust Fund which, in the judgment of the Underwriters, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Publicly Offered Certificates; (ii) any downgrading in the rating of any of the Publicly Offered Certificates by any “nationally recognized statistical rating organization” (as defined under the Exchange Act), or any public announcement that any such organization has under surveillance or review its rating of any of the Publicly Offered Certificates (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Underwriters, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Publicly Offered Certificates, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or any over-the-counter market, or any setting of minimum prices for trading on such exchange or market, or any suspension of trading of any Publicly Offered

Certificates on any relevant exchange or in the over-the-counter market; (v) any general moratorium on commercial banking activities declared by any Federal or New York State authorities; (vi) any major disruption of settlements of securities or clearance services in the United States; or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Underwriters, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or the sale of any payment for the Publicly Offered Certificates.

(c)               If any Underwriter terminates its obligations under this Agreement in accordance with Section 12(a) or Section 12(b) of this Agreement, the Company shall reimburse such Underwriter for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by such Underwriter in connection with the offering and placement of the Publicly Offered Certificates.

13.              All statements, requests, notices and agreements hereunder shall be in writing and shall be deemed to have been duly given if ~~(a)~~(a) personally delivered, ~~(b)~~(b) mailed by registered or certified mail, postage prepaid and received by the addressee, ~~(c)~~(c) sent by express courier delivery service and received by the addressee or ~~(d)~~(d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to the Company or 3650 REIT, addressed to it at 3650 REIT, Attn.: General Counsel, 2977 McFarlane Road, Suite 300, Miami, Florida 33133, e-mail: mjefferis@3650REIT.com; (ii) to DBSI, addressed to Deutsche Bank Securities Inc., 1 Columbus Circle, New York, New York 10019, Attention: Lainie Kaye, with a copy by electronic mail to lainie.kaye@db.com and to cmbs.requests@db.com; (iii) to CGMI, addressed to (A) Citigroup Global Markets Inc., 390 Greenwich Street, 5th Floor, New York, New York 10013, Attention: Raul Orozco, fax number: (347) 394-0898, (B) Citigroup Global Markets Inc., 388 Greenwich Street, 6th Floor, New York, New York 10013, Attention: Richard Simpson, fax number: (646) 328-2943, and (C) Citigroup Global Markets Inc., 388 Greenwich Street, 17th Floor, New York, New York 10013, Attention: Ryan M. O’Connor, fax number: (646) 862-8988, and with electronic copies emailed to Richard Simpson at richard.simpson@citi.com and to Ryan M. O’Connor at ryan.m.oconnor@citi.com; (iv) to Credit Suisse, addressed to Credit Suisse Securities (USA) LLC, 11 Madison Avenue, New York, New York 10010, Attention: Julia Powell, e-mail: Julia.powell@credit-suisse.com, with a copy to Credit Suisse Securities (USA) LLC 11 Madison Avenue, New York, New York 10010, Attention: N. Dante LaRocca, e-mail: dante.larocca@credit-suisse.com, with a copy to Credit Suisse Securities (USA) LLC, 11 Madison Avenue, New York, New York 10010, Attention: Barbara Nottebohm, e-mail: babara.nottebohm@credit-suisse.com; (v) to Mischler, addressed to Mischler Financial Group, Inc., 1111 Bayside Drive, Suite 100, Corona Del Mar, California 92625, Attention: Tim Jenkins, Email: ops@mischlerfinancial.com, and (vi) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

14.              This Agreement shall be binding upon, and inure solely to the benefit of the Underwriters, the Company, 3650 REIT and, to the extent provided in Section 6 and Section 8 of this Agreement, the respective affiliates, officers and directors of the Company and the

Underwriters and each person who controls the Company or any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Publicly Offered Certificates from any Underwriter shall be deemed a successor or assign merely by reason of such purchase.

15.              Time shall be of the essence for purposes of this Agreement.

16.              THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

17.              THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

18.              This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. Each of the parties hereto agrees that the transaction consisting of this Agreement (and, to the extent permitted under applicable law, each officer’s certificate, receipt or similar closing document delivered in connection with the closing of this transaction) may be conducted by electronic means. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Agreement (or, if applicable, such closing document) using an electronic signature, it is signing, adopting, and accepting this Agreement or such closing document and that signing this Agreement or such closing document using an electronic signature is the legal equivalent of having placed its handwritten signature on this Agreement or such closing document on paper. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

19.              The Company and each Underwriter is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitations of any kind.

20.              This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such amendment, waiver, discharge or termination is sought.

21.              EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (III) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (IV) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER AND AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY MANNER PERMITTED BY LAW.

22.              (a) 3650 REIT hereby unconditionally and irrevocably guarantees to each Underwriter the due and punctual payment of all sums due by, and the performance of all obligations of, the Company under Section 6, Section 8, Section 10 and Section 12(c) of this Agreement and any other provisions hereof requiring the payment of any amount by the Company, as and when the same shall become due and payable (after giving effect to any applicable grace period) according to the terms hereof. In the case of the failure of the Company to make any such payment as and when due, 3650 REIT hereby agrees to make such payment or cause such payment to be made, promptly upon written demand to 3650 REIT by the applicable Underwriter, but any delay in providing such notice shall not under any circumstances reduce the liability of 3650 REIT or operate as a waiver of such Underwriter’s right to demand payment.

(a)               This guarantee shall be a guaranty of payment and performance, and the obligations of 3650 REIT under this guarantee shall be continuing, absolute and unconditional. 3650 REIT waives any and all defenses it may have arising out of: (i) the validity, regularity or enforceability of this Agreement in relation to the Company; (ii) the absence of any action to enforce the same; (iii) the rendering of any judgment against the Company or any action to enforce the same; (iv) any waiver or consent by any Underwriter or any amendment or other modification to this Agreement; (v) any defense to payment hereunder based upon suretyship defenses; (vi) the bankruptcy or insolvency of the Company, (vii) any defense based on (1) the corporate status of the Company, (2) the power and authority of the Company to enter into this Agreement and to perform its obligations hereunder or (3) the legality, validity and enforceability of the Company’s obligation under this Agreement, or (viii) any other defense, circumstances or limitation of any nature whatsoever that would constitute a legal or equitable discharge of a guarantor or other third party obligor. This guarantee shall continue to remain in full force and effect in accordance with its terms notwithstanding the renewal, extension, modification, or waiver, in whole or in part, of any of the Company’s obligations under this Agreement which are subject to this guarantee.

(b)               3650 REIT waives (i) diligence, presentment, demand for payment, protest and notice of nonpayment or dishonor and all other notices and demands relating to this Agreement and (ii) any requirement that the Underwriters proceed first against the Company under this Agreement or otherwise exhaust any right, power or remedy under this Agreement before proceeding hereunder.

23.              3650 REIT shall indemnify and hold harmless each Underwriter from and against any and all loss, cost or expense, including any losses, liabilities, penalties, fines, forfeitures, fees (including reasonable attorneys’ fees) and related costs, judgments, and any other costs, including any costs of enforcement, incurred or suffered as a result of, or related to, (i) any breach by the Company of any of its representations, warranties or covenants in this Agreement (other than Section 6, Section 8, Section 10 and Section 12(c) hereof) and any other provisions hereof requiring the payment of any amount by the Company), (ii) any breach by 3650 of any of its obligations as “retaining sponsor” under Regulation RR or (iii) the invalidity or otherwise unenforceability of the guaranty provided for under, or any other provisions of, Section 22, including the waiver of any defenses provided for pursuant to Section 22, or for any limitations on the recovery or timing of amounts in connection with the attempted enforcement of the guaranty.

24.              3650 REIT represents and warrants to each Underwriter that:

(a)               3650 REIT has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has all requisite power and authority (limited liability company and other, including, without limitation, all material licenses, certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies) to own its properties and to conduct its business as now conducted by it; and

(b)               This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding obligation of 3650 REIT, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity, and except that the enforcement of rights with respect to indemnification and contribution obligations may be limited by applicable law or considerations of public policy.

25.              (a) In the event a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) were governed by the laws of the United States or a state of the United States.

(b)               In the event a Covered Party or any BHC Act Affiliate of such Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights with respect to this Agreement that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c)               Notwithstanding anything to the contrary in this Agreement or any other agreement, the parties hereto expressly acknowledge and agree that:

(i)                        None of the Underwriters shall be permitted to exercise any Default Right with respect to this Agreement or any Covered Affiliate Credit Enhancement that is related, directly or indirectly, to a BHC Act Affiliate of the Company becoming subject to an Insolvency Proceeding, except as permitted under the provisions of 12 C.F.R. § 252.84, 12 C.F.R. § 47.5, or 12 C.F.R. § 382.4, as applicable; and

(ii)                        Nothing in this Agreement shall prohibit the transfer of any Covered Affiliate Credit Enhancement, any interest or obligation in or under such Covered Affiliate Credit Enhancement, or any property securing such Covered Affiliate Credit Enhancement to a Transferee upon or following a BHC Act Affiliate of the Company becoming subject to an Insolvency Proceeding, unless the transfer would result in any Underwriter being the beneficiary of such Covered Affiliate Credit Enhancement in violation of any law applicable to such Underwriter.

(d)               After a BHC Act Affiliate of the Company has become subject to an Insolvency Proceeding, if an Underwriter seeks to exercise any Default Right with respect to this Agreement or any Covered Affiliate Credit Enhancement, such Underwriter shall have the burden of proof, by clear and convincing evidence, that the exercise of such Default Right is permitted hereunder or thereunder.

(e)               The requirements of Sections 25(a) and 25(b) of this Agreement apply notwithstanding Section 25(c) of this Agreement.

(f)                Definitions. For the purposes of this Section 26, the following definitions apply:

(i)                “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

(ii)               “Covered Affiliate Credit Enhancement” means any Credit Enhancement provided by a BHC Act Affiliate of the Company to any one or more Underwriters.

(iii)                “Covered Affiliate Support Provider” means a BHC Act Affiliate of the Company that is an obligor on any Covered Affiliate Credit Enhancement, provided that it is not a Transferee.

(iv)                “Covered Party” mean any party to this Agreement that is one of the following:

(A)             a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(B)              a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. § 47.3(b); or

(C)              a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

(v)               “Credit Enhancement” means, with respect to this Agreement, any credit enhancement or other credit support arrangement in support of the obligations of the Company hereunder or with respect hereto, including any guarantee, collateral arrangement (including any pledge, charge, mortgage or other security interest in collateral or title transfer arrangement), trust or similar arrangement, letter of credit, transfer of margin, reimbursement obligation or any similar arrangement.

(vi)                “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. § 252.81, 12 C.F.R. § 47.2 or 12 C.F.R. § 382.1, as applicable.

(vii)               “Insolvency Proceeding” means a receivership, insolvency, liquidation, resolution, or similar proceeding.

(viii)                “Transferee” means, in respect of a Covered Affiliate Credit Enhancement, a person to whom such Credit Enhancement is transferred upon the Covered Affiliate Support Provider entering an Insolvency Proceeding or thereafter as part of the resolution, restructuring, or reorganization involving the Covered Affiliate Support Provider.

(ix)                “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[SIGNATURE PAGES FOLLOW]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned two counterparts hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company, 3650 REIT and the Underwriters.

Very truly yours,
3650 REIT COMMERCIAL MORTGAGE SECURITIES II LLC
By:	/s/ Tobin Cobb
Name: Tobin Cobb
Title: Authorized Signatory
3650 REAL ESTATE INVESTMENT TRUST 2 LLC
By:	/s/ Tobin Cobb
Name: Tobin Cobb
Title: Managing Partner

3650R 2022-PF2 – Underwriting Agreement

Accepted as of the date hereof:

DEUTSCHE BANK SECURITIES INC.,

as Underwriter

By:	/s/ Matt Smith
Name: Matt Smith
Title: Director
By:	/s/ Robert-Christopher Jones
Name: Robert-Christopher Jones
Title: Director

CITIGROUP GLOBAL MARKETS INC.,
as Underwriter
By:	/s/ Richard Simpson
Name: Richard Simpson
Title: Authorized Signatory

3650R 2022-PF2 – Underwriting Agreement

CREDIT SUISSE SECURITIES (USA) LLC,
   as Underwriter

By:	/s/ Julia Powell
Name: Julia Powell
Title: Authorized Signatory

MISCHLER FINANCIAL GROUP, INC.,
as Underwriter
By:	/s/ Doyle L. Holmes
Name: Doyle L. Holmes
Title: President

3650R 2022-PF2 – Underwriting Agreement

SCHEDULE I

Class of Certificates	Approximate Initial Certificate Balance (or Notional Amount)	Approximate Initial Pass-Through Rate
Class A-1	$8,849,000	5.2892%
Class A-2	$65,444,000	5.2892%
Class A-3	$15,000,000	5.2892%
Class A-4	$190,000,000	5.2892%
Class A-5	$220,988,000	5.2892%
Class A-SB	$9,439,000	5.2892%
Class A-S	$72,818,000	5.2892%
Class B	$34,588,000	5.2892%

Sch. I-1

ANNEX A

(Cover page of Term Sheet)

Annex A-1

November 9, 2022

Free Writing Prospectus

Structural and Collateral Term Sheet

$728,172,612

(Approximate Initial Mortgage Pool Balance)

$617,126,000

(Offered Certificates)

3650R 2022-PF2 Commercial Mortgage Trust

As Issuing Entity

3650 REIT Commercial Mortgage Securities II LLC

As Depositor

Commercial Mortgage Pass-Through Certificates, Series 2022-PF2

3650 Real Estate Investment Trust 2 LLC

German American Capital Corporation

Citi Real Estate Funding Inc.

Column Financial, Inc.

As Sponsors and Mortgage Loan Sellers

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Deutsche Bank Securities	Credit Suisse	Citigroup
Co-Lead Managers and Joint Bookrunners
Mischler Financial Group, Inc.
Co-Manager
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

ANNEX B

(Cover page(s) of additional Free Writing Prospectus(es))

Annex B-1

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-255181-02

3650R 2022-PF2

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-255181) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by emailing: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.
This free writing prospectus does not contain all information that is required to be included in the prospectus.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Mischler Financial Group, Inc. or any other underwriter, (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time. The information contained herein will be superseded by similar information delivered to you as part of the preliminary prospectus relating to the 3650R 2022-PF2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-PF2 (the "Offering Document"). The information contained herein supersedes any such information previously delivered and should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document. The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document. The information contained herein will be more fully described elsewhere in the Offering Document. The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the depositor undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-255181-02

November 8, 2022

Free Writing Prospectus

Structural and Collateral Term Sheet

$728,172,612

(Approximate Initial Mortgage Pool Balance)

$617,126,000

(Offered Certificates)

3650R 2022-PF2 Commercial Mortgage Trust

As Issuing Entity

3650 REIT Commercial Mortgage Securities II LLC

As Depositor

Commercial Mortgage Pass-Through Certificates, Series 2022-PF2

3650 Real Estate Investment Trust 2 LLC

German American Capital Corporation

Citi Real Estate Funding Inc.

Column Financial, Inc.

As Sponsors and Mortgage Loan Sellers

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Deutsche Bank Securities	Credit Suisse	Citigroup
Co-Lead Managers and Joint Bookrunners
Mischler Financial Group, Inc.
Co-Manager
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-255181) the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-255181-02

From: [REDACTED]
Sent: Wednesday, November 9, 2022 4:04 PM
Subject: 3650R 2022-PF2 **NEW ISSUE ANNOUNCEMENT** PUBLIC

3650R 2022-PF2 -- NEW ISSUE CMBS

$617.126MM NEW ISSUE CMBS ***PUBLIC OFFERING***

JOINT BOOKRUNNERS & CO-LEAD MANAGERS:	DEUTSCHE BANK, CITIGROUP & CREDIT SUISSE
CO-MANAGER:	MISCHLER
RATING AGENCIES:	S&P, FITCH & KBRA

***PUBLIC OFFERED CERTIFICATES***

CLASS	[REDACTED]	SIZE(MM)	C/E	WAL	LTV	DY
A-1	[REDACTED]	8.849	30.000%	2.18	37.2%	17.7%
A-2	[REDACTED]	65.444	30.000%	4.89	37.2%	17.7%
A-3	[REDACTED]	15.000	30.000%	6.54	37.2%	17.7%
A-SB	[REDACTED]	9.439	30.000%	7.59	37.2%	17.7%
A-4*	[REDACTED]	164.395	30.000%	9.36	37.2%	17.7%
A-5*	[REDACTED]	246.593	30.000%	9.77	37.2%	17.7%
A-S	[REDACTED]	72.818	20.000%	9.94	42.6%	15.5%
B	[REDACTED]	34.588	15.250%	9.96	45.1%	14.6%

*SIZES SUBJECT TO CHANGE AS DETAILED IN THE TERM SHEET. RANGE OF POSSIBLE SIZES BELOW:

CLASS	EXPECTED RANGE OF BALANCE	EXPECTED RANGE OF WAL
A-4	0.000 - 164.395	NA-9.36
A-5	246.593 - 410.988	9.77 - 9.61

POOL BALANCE:	$728,172,612
NUMBER OF LOANS:	33
NUMBER OF PROPERTIES:	72
WA CUT-OFF LTV:	53.2%
WA UNDERWRITTEN NCF DSCR:	2.07x
WA UNDERWRITTEN NOI DEBT YIELD:	12.4%
WA MORTGAGE INTEREST RATE:	5.3326%
WA REM. TERM TO MATURITY (MOS):	111

PROPERTY TYPES:	RETAIL (24.9%), INDUSTRIAL (19.4%), OFFICE (14.3%), MULTIFAMILY (13.2%), HOSPITALITY (11.0%), SELF STORAGE (8.8%), LEASED FEE (5.5%), MIXED USE (2.8%)

TOP STATES:	NY (18.5%), CA (15.4%), FL (11.3%), NC (8.4%)

AMORTIZATION TYPE:	INTEREST ONLY (78.3%); AMORTIZING BALLOON (17.9%); INTEREST ONLY, AMORTIZING BALLOON (3.8%)

TOP 10 & 5 LOANS AS A % OF POOL:	56.6% & 36.0%

MASTER SERVICER:	MIDLAND LOAN SERVICES
SPECIAL SERVICER:	3650 REIT LOAN SERVICING LLC
OPERATING ADVISOR:	PARK BRIDGE LENDER SERVICES LCC

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-255181-02

From: [REDACTED]

Sent: Wednesday, November 9, 2022 4:05 PM

Subject: 3650R 2022-PF2 **INITIAL PRICE TALK** PUBLIC

3650R 2022-PF2 **INITIAL PRICE TALK** PUBLIC

***PUBLIC OFFERED CERTIFICATES***

CLASS	[REDACTED]	SIZE(MM)	C/E	WAL	IPT	APPROX. $PX*
A-1	[REDACTED]	8.849	30.000%	2.18	P+150a	~98(WAC)
A-2	[REDACTED]	65.444	30.000%	4.89	P+150a	~99(WAC)
A-3	[REDACTED]	15.000	30.000%	6.54	P+205a	~97(WAC)
A-SB	[REDACTED]	9.439	30.000%	7.59	P+200a	~97(WAC)
A-4**	[REDACTED]	164.395	30.000%	9.36	LCF-2	~97(WAC)
A-5**	[REDACTED]	246.593	30.000%	9.77	P+208a	~97(WAC)
A-S	[REDACTED]	72.818	20.000%	9.94	P+260a	~93(WAC)
B	[REDACTED]	34.588	15.250%	9.96	P+300a	~90(WAC)

* ESTIMATE BASED ON CURRENT RATES - SUBJECT TO CHANGE

** SIZES SUBJECT TO CHANGE AS DETAILED IN THE TERM SHEET. RANGE OF POSSIBLE SIZES

BELOW:

CLASS	EXPECTED RANGE OF BALANCE	EXPECTED RANGE OF WAL
A-4	0.000 - 164.395	NA - 9.36
A-5	246.593 - 410.988	9.77 - 9.61

DEUTSCHE BANK TRADING DESK CONTACTS:

RYAN HORVATH 212-250-5149

AFTON ENGLAND 212-250-5149

DAN PENN 212-250-5149

CITIGROUP SYNDICATE DESK CONTACTS:

RAUL OROZCO 212-723-1295

MATT PERRY 212-723-1295

CREDIT SUISSE DESK CONTACTS

CRAIG LEONARD 212-325-8549

ROGER TEDESCO 212-325-8549

COLIN HARRINGTON 212-325-8549

JJ MCBRIDE 212-325-8549

*****************************************************************************

The issuer has filed a registration statement (including a prospectus) with the SEC for the new offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov<http://www.sec.gov>. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-503-4611.

This communication does not contain all information that is required to be included in the prospectus. The information in this communication is preliminary, and is subject to completion or change. Any investment decision with respect to the securities should be made by you based upon the information contained in the prospectus relating to the securities. There can be no assurance that actual pricing will be completed at the indicated value(s). This communication is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The foregoing also applies to any information provided in any subsequent discussion with you about the contents of this communication, regardless of the means of such subsequent discussion.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS SENTENCE ARE NOT APPLICABLE TO THIS MESSAGE AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES HAVE BEEN

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-255181-02

From: Db Cmbs Deutsche Bank (DEUTSCHE BANK SECURI) <ddeutscheb33@bloomberg.net>
Sent: Friday, November 18, 2022 12:08 PM
Subject: 3650R 2022-PF2 **PRICE GUIDANCE** PUBLIC

3650R 2022-PF2 -- NEW ISSUE CMBS

$617.126MM NEW ISSUE CMBS ***PUBLIC OFFERING***

JOINT BOOKRUNNERS & CO-LEAD MANAGERS: DEUTSCHE BANK, CITIGROUP & CREDIT SUISSE

CO-MANAGER: MISCHLER

RATING AGENCIES: S&P, FITCH & KBRA

***PUBLIC OFFERED CERTIFICATES***

CLASS	[REDACTED]	SIZE(MM)	C/E	WAL	GUID	EST. $PX#
A-1	[REDACTED]	8.849	30.000%	2.18	P+155a	~98.7
A-2	[REDACTED]	65.444	30.000%	4.89	P+169a	~99.8
A-3	[REDACTED]	15.000	30.000%	6.54	P+205a	~98.7
A-SB	[REDACTED]	9.439	30.000%	7.59	P+208a	~98.7
A-4	[REDACTED]	190.000	30.000%	9.41	P+206a	~99.1
A-5	[REDACTED]	220.988	30.000%	9.78	P+208a	~99.0
A-S	[REDACTED]	72.818	20.000%	9.94	P+280a	~93.9
B	[REDACTED]	34.588	15.250%	9.96	P+320a	~91.2

#ALL CLASSES WAC

DEUTSCHE BANK TRADING DESK CONTACTS:
RYAN HORVATH	212-250-5149
AFTON ENGLAND	212-250-5149
DAN PENN	212-250-5149

CITIGROUP SYNDICATE DESK CONTACTS:
RAUL OROZCO	212-723-1295
MATT PERRY	212-723-1295

CREDIT SUISSE DESK CONTACTS
CRAIG LEONARD	212-325-8549
ROGER TEDESCO	212-325-8549
COLIN HARRINGTON	212-325-8549
JJ MCBRIDE	212-325-8549

*************************************************************************************************************************************

Investors are urged to read the final prospectus relating to these securities because it contains important information regarding the offering that is not included herein. The issuer, any underwriter or any dealer participating in the offering will arrange to send you the final prospectus if you request it by calling toll-free 1-800-503-4611 or e-mailing a request to prospectus.cpdg@db.com.

The asset-backed securities referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-255181-02

From: Db Cmbs Deutsche Bank (DEUTSCHE BANK SECURI) <ddeutscheb33@bloomberg.net>

Sent: Monday, November 21, 2022 5:00 PM

Subject: 3650R 2022-PF2 **FINAL PRICING DETAILS** PUBLIC

3650R 2022-PF2 -- NEW ISSUE CMBS

$617.126MM NEW ISSUE CMBS ***PUBLIC PRICED***

JOINT BOOKRUNNERS & CO-LEAD MANAGERS: DEUTSCHE BANK, CITIGROUP & CREDIT SUISSE

CO-MANAGER: MISCHLER

RATING AGENCIES: S&P, FITCH & KBRA

***PUBLIC OFFERED CERTIFICATES***

CLASS	[REDACTED]	(S/F/K)	SIZE(MM)	C/E	WAL	COUPON PRICE	YIELD	SPREAD
A-1	[REDACTED]	8.849	30.000%	2.18	WAC	98.576834%	6.0449%	S+155
A-2	[REDACTED]	65.444	30.000%	4.89	WAC	99.535934%	5.4936%	S+169
A-3	[REDACTED]	15.000	30.000%	6.54	WAC	98.414630%	5.7030%	S+205
A-SB	[REDACTED]	9.439	30.000%	7.59	WAC	98.461753%	5.6733%	S+208
A-4	[REDACTED]	190.000	30.000%	9.41	WAC	98.852954%	5.5973%	S+206
A-5	[REDACTED]	220.988	30.000%	9.78	WAC	98.802172%	5.6110%	S+208
A-S	[REDACTED]	72.818	20.000%	9.94	WAC	92.664217%	6.4783%	S+295
B	[REDACTED]	34.588	15.250%	9.96	WAC	89.639572%	6.9280%	S+340

FIRST DISTRIBUTION DATE: DECEMBER 16, 2022

SETTLEMENT DATE: NOVEMBER 30, 2022

DEUTSCHE BANK TRADING DESK CONTACTS:

RYAN HORVATH 212-250-5149

AFTON ENGLAND 212-250-5149

DAN PENN 212-250-5149

CITIGROUP SYNDICATE DESK CONTACTS:

RAUL OROZCO 212-723-1295

MATT PERRY 212-723-1295

CREDIT SUISSE DESK CONTACTS:

CRAIG LEONARD 212-325-8549

ROGER TEDESCO 212-325-8549

COLIN HARRINGTON 212-325-8549

JJ MCBRIDE 212-325-8549

****************************************************************************************

Investors are urged to read the final prospectus relating to these securities because it contains important information regarding the offering that is not included herein. The issuer, any underwriter or any dealer participating in the offering will arrange to send you the final prospectus if you request it by calling toll-free 1-800-503-4611 or e-mailing a request to prospectus.cpdg@db.com.

The asset-backed securities referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or